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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 6, 2001

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                      000-27577                  16-1538028
----------------------------    -----------------------       ------------------
(State or other jurisdiction    (Commission File Number)         (IRS Employer
    of incorporation)                                           Identification
                                                                    Number)


       135 CORPORATE WOODS, ROCHESTER, NEW YORK                  14623
     ----------------------------------------------          -------------
       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's Telephone Number Including Area Code: (716) 272-8400


                                 NOT APPLICABLE
                 ----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.       Other Events

              On August 14, 2001, Harris Interactive Inc., a Delaware corporation ("Harris Interactive") issued a press release announcing that it had acquired Market Research Solutions Limited ("MRSL"), a privately owned UK company, headquartered in Oxford, England, in consideration of a combination of cash and shares of Harris Interactive common stock. The acquisition was accomplished through Harris Interactive International Inc., a wholly owned subsidiary of Harris Interactive. A copy of the press release issued in connection with the acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

              In connection with Harris Interactive's acquisition of MRSL, on August 14, 2001, Harris Interactive issued an employee Q&A to its current employees and the employees of MRSL, and Total Research Corporation issued the employee Q&A to its employees. The Q&A describes, among other things, MRSL's business and how it will be integrated with Harris Interactive and the impact of the proposed Harris Interactive and Total Research Corporation merger, announced by a joint press release issued by Harris Interactive and Total Research Corporation on August 6, 2001, in the context of Harris Interactive's and MRSL's operations. A copy of the employee Q&A is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of the Business Acquired.

             Not Applicable

         (b) Pro Forma Financial Information

             Not Applicable

         (c) Exhibits

NO.          DESCRIPTION

99.1         Press Release of Harris Interactive Inc., dated August 14, 2001.

99.2         Harris Interactive/MRSL/Total Research Q&A, dated August 14, 2001.


                                   Signatures

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               HARRIS INTERACTIVE INC.

                                               BY:  /s/ Bruce A. Newman
                                                  ------------------------------
                                               Name:  Bruce A. Newman
                                               Title:  Chief Financial Officer


Dated: August 14, 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1     Press Release of Harris Interactive Inc., dated August 14, 2001.

99.2     Harris Interactive/MRSL/Total Research Q&A, dated August 14, 2001.



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